UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): April 8, 2014

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers. Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2014, Employers Holdings, Inc. (the “Company”) announced that William E. (Ric) Yocke, the Company’s Executive Vice President and Chief Financial Officer, will retire as of June 30, 2015. The Company will initiate a national search for Mr. Yocke’s successor and Mr. Yocke will continue to serve as Chief Financial Officer and Treasurer during the search process.
Attached as Exhibit 99.1 and incorporated herein by reference is the press release issued by the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.
99.1    Employers Holdings, Inc. press release, dated April 8, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	April 8, 2014	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel